Exhibit 99.1

American Dental Partners, Inc.

401 Edgewater Place, Suite 430

Wakefield, MA 01880

Phone: 781/224-0880                                         Fax: 781/224-4216

For Immediate Release

Contacts:	Gregory A. Serrao	Breht T. Feigh
	Chairman, President and	Executive Vice President,
	Chief Executive Officer	Chief Financial Officer and Treasurer
	781-224-0880	781-224-0880

AMERICAN DENTAL PARTNERS REPORTS

SECOND QUARTER AND FIRST HALF 2009 FINANCIAL RESULTS

WAKEFIELD, MASSACHUSETTS, July 27, 2009 - American Dental Partners, Inc. (NASDAQ:ADPI) announced financial results today for the quarter and six months ended June 30, 2009.

Comparing actual results for the second quarter of 2009 and pro forma results for the second quarter of 2008 (see “Litigation Settlement Accounting” and “Supplemental Operating Data” tables for an explanation of the pro forma results):

•	Net revenue was $70,378,000 as compared to pro forma net revenue of $70,032,000.

•	Earnings from operations were $7,454,000 as compared to pro forma earnings from operations of $5,599,000.

•	Net earnings were $3,012,000 as compared to pro forma net earnings of $1,818,000.

•	Diluted net earnings per share were $0.23 as compared to pro forma diluted net earnings per share of $0.14.

•	Diluted cash net earnings per share were $0.33 as compared to pro forma diluted cash net earnings per share of $0.24.

Comparing actual results for the first six months of 2009 and pro forma results for the first six months of 2008 (see “Litigation Settlement Accounting” and “Supplemental Operating Data” tables for an explanation of the pro forma results):

•	Net revenue was $139,763,000 as compared to pro forma net revenue of $140,086,000.

•	Earnings from operations were $13,403,000 as compared to pro forma earnings from operations of $11,051,000.

•	Net earnings were $4,433,000 as compared to pro forma net earnings of $3,590,000.

•	Diluted net earnings per share were $0.34 as compared to pro forma diluted net earnings per share of $0.27.

•	Diluted cash net earnings per share were $0.55 as compared to pro forma diluted cash net earnings per share of $0.48.

Operating Results

Patient revenue of the Company’s affiliated dental group practices was $107,046,000 for the quarter, which includes $100,772,000 from dental group practices which are affiliated with the Company by means of service agreements and $6,274,000 from Arizona’s Tooth Doctor for Kids. Same market patient revenue growth was 0.8% for the quarter and (0.1)% excluding in-market affiliations.

Cash flow from operations was $14,307,000 for the quarter. Capital expenditures were $1,409,000. The Company completed one facility relocation and consolidated two facilities during the quarter. Amounts paid for affiliations and acquisitions, including contingent amounts and affiliation costs, amounted to $136,000 for the quarter. The Company completed one in-market affiliation which generated approximately $50,000 of patient revenue from date of affiliation for the quarter and is expected to generate patient revenue of approximately $200,000 on an annualized basis.

The Company recognized $385,000 in stock-based compensation expense, $232,000 net of tax or $0.02 per diluted share, during the quarter as compared to $479,000, $292,000 net of tax or $0.02 per diluted share, for the prior year’s same quarter.

The Company’s revolving credit facility and term loan, both of which are senior secured facilities, mature on January 20, 2010 and accordingly have been classified as a current liability as of June 30, 2009. The Company continues to explore alternatives to re-finance the senior secured facilities with its existing lenders and others, with the objective of refinancing its indebtedness on a longer term basis rather than incurring the costs associated with short-term extension of the maturity.

Litigation Settlement Accounting

The Company’s 2008 financial results reflect income and expenses, including non-cash items, required by generally accepted accounting principles associated with the February 29, 2008 settlement of litigation among PDG, P.A. (“PDG”), PDHC, Ltd., one of the Company’s subsidiaries, and the Company. In addition to its 2008 actual results, the Company has provided a pro forma financial presentation to exclude the income and expense items related to the litigation settlement.

Cash net earnings, cash earnings from operations and the pro forma 2008 financial results are non-GAAP financial measures. In accordance with the requirement of SEC Regulation G, please see the attached financial tables for a presentation of the most comparable GAAP measures and the reconciliation to the nearest GAAP measure and all additional reconciliations required by Regulation G.

For further discussion of these events and a comprehensive review of the second quarter ended June 30, 2009, the Company will host its previously announced conference call on Tuesday, July 28, 2009 at 9:00 a.m. EDT, which will be broadcast live over the Internet at www.amdpi.com. The call will be hosted by Gregory A. Serrao, Chairman, President and Chief Executive Officer. To access the webcast, participants should visit the Investor Relations section of the website at least fifteen minutes prior to the start of the conference call to download and install any necessary audio software. A replay of the webcast will be available at www.amdpi.com approximately two hours after the call through 6:00 p.m. EDT, Tuesday, August 4, 2009.

American Dental Partners is one of the nation’s leading business partners to dental group practices. The Company is affiliated with 26 dental group practices which have 242 dental facilities with approximately 2,131 operatories located in 18 states.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: With the exception of the historical information contained in this news release, the matters described herein contain “forward-looking” statements that involve risk and uncertainties that may individually or collectively impact the matters herein described, including but not limited to the Company’s risks associated with its ability to refinance its credit facilities on satisfactory terms, overall or regional economic conditions, dependence upon affiliated dental practices, contracts its affiliated practices have with third-party payors, dependence upon service agreements and government regulation of the dental industry, the impact of any terminations or potential terminations of such contracts and the Company’s acquisition and affiliation strategy, which are detailed from time to time in the “Risk Factors” section of the Company’s SEC reports, including the annual report on Form 10-K for the year ended December 31, 2008.

AMERICAN DENTAL PARTNERS, INC.

FINANCIAL HIGHLIGHTS

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2009	2008	2009	2008

Net revenue	$70,378	$74,639	$139,763	$154,450
Operating expenses:
Salaries and benefits	29,183	31,355	58,749	66,856
Lab fees and dental supplies	10,321	11,143	20,614	23,124
Office occupancy expenses	8,542	8,480	17,041	17,493
Other operating expenses	6,422	6,708	13,000	13,480
General corporate expenses	3,332	3,465	6,692	7,095
Depreciation expense	2,700	2,684	5,415	5,458
Amortization of intangible assets	2,424	2,409	4,849	4,796
Litigation settlement (gain) expense	—	(687)	—	(30,814)

Total operating expenses	62,924	65,557	126,360	107,488

Earnings from operations	7,454	9,082	13,403	46,962
Interest expense, net	2,187	2,419	5,557	4,874

Earnings before income taxes	5,267	6,663	7,846	42,088
Income taxes	2,091	2,539	3,112	16,299

Consolidated net earnings	3,176	4,124	4,734	25,789
Noncontrolling interest	164	151	301	291

Net earnings	$3,012	$3,973	$4,433	$25,498

Net earnings per common share:
Basic	$0.23	$0.31	$0.34	$1.98

Diluted	$0.23	$0.30	$0.34	$1.95

Weighted average common shares outstanding:
Basic	12,949	12,862	12,942	12,850

Diluted	13,099	13,117	13,059	13,106

AMERICAN DENTAL PARTNERS, INC.

FINANCIAL HIGHLIGHTS

(in thousands)

(unaudited)

	June 30, 2009	December 31, 2008
ASSETS
Current assets:
Cash and cash equivalents	$7,164	$6,626
Accounts receivable, net	24,806	25,875
Other current assets	10,673	12,183

Total current assets	42,643	44,684

Property and equipment, net	52,458	54,542

Other non-current assets:
Goodwill	76,122	76,122
Intangible assets, net	170,936	175,527
Other assets	2,339	2,378

Total non-current assets	249,397	254,027

Total assets	$344,498	$353,253

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued expenses	$21,865	$21,383
Other current liabilities	10,938	9,517
Current maturities of debt	114,051	196

Total current liabilities	146,854	31,096

Non-current liabilities:
Long-term debt	227	131,441
Other liabilities	44,232	43,634

Total non-current liabilities	44,459	175,075

Total liabilities	191,313	206,171

Noncontrolling Interest	1,299	584

Commitments and contingencies
Stockholders’ equity	151,886	146,498

Total liabilities and stockholders’ equity	$344,498	$353,253

AMERICAN DENTAL PARTNERS, INC.

SUPPLEMENTAL OPERATING DATA

(in thousands, except per share amounts and selected statistical data)

(unaudited)

Pro forma consolidated statement of income

for the three months ended June 30, 2008

		Pro Forma Adjustments
	Actual	Settlement Assets (a)		Management Services (b)	Pro Forma 2008
Net revenue	$74,639	$1,274		$3,333	$70,032
Operating expenses
Salaries and benefits	31,355	962		355	30,038
Lab fees and dental supplies	11,143	135		—	11,008
Office occupancy expenses	8,480	229		60	8,191
Other operating expenses	6,708	(117)		108	6,717
General corporate expenses	3,465	—		—	3,465
Litigation expenses	(687)	(687	)(c)	—	—

EBITDA	14,175	752		2,810	10,613
Depreciation	2,684	65		14	2,605
Amortization	2,409	—		—	2,409

Earnings from operations	9,082	687		2,796	5,599
Interest expense, net	2,419	—		—	2,419

Earnings before income taxes	6,663	687		2,796	3,180
Income taxes	2,539				1,211

Consolidated earnings	4,124				1,969
Noncontrolling interest	151				151

Net earnings	3,973				1,818
Amortization of service agreements, net of tax	1,364				1,364

Cash net earnings (d)	$5,337				$3,182

Diluted net earnings per common share	$0.30				$0.14

Diluted cash net earnings per common share (d)	$0.41				$0.24

(a)	Includes expense reimbursement associated with the PDG doctors who practiced temporarily in the six dental facilities retained by the Company.
(b)	The Company agreed to provide interim management services to PDG through September 30, 2008. Includes interim management fee revenue and expenses associated with providing such services.
(c)	Includes insurance proceeds of $1,002,000 received for professional fees that were partially reimbursable pursuant to insurance coverage offset by professional fees and other expenses associated with the litigation of $315,000.
(d)	Cash net earnings and diluted cash net earnings per share are not measures of financial performance under GAAP. Cash net earnings excludes amortization expense related to service agreement intangible assets, net of tax. The Company incurs significant amortization expense related to its service agreements while many companies, both in the same industry and other industries, no longer amortize a significant portion of their intangible assets pursuant to Statement of Financial Accounting Standards No. 142 - Goodwill and Other Intangible Assets. The Company believes that cash net earnings and diluted cash net earnings per share are important financial measures for understanding its relative financial performance.

AMERICAN DENTAL PARTNERS, INC.

SUPPLEMENTAL OPERATING DATA

(in thousands, except per share amounts and selected statistical data)

(unaudited)

Pro forma consolidated statement of income

for the six months ended June 30, 2008

		Pro Forma Adjustments
	Actual	Settlement Assets (e)		Management Services (f)	Pro Forma 2008
Net revenue	$154,450	$7,697		$6,667	$140,086
Operating expenses
Salaries and benefits	66,856	4,717		1,207	60,932
Lab fees and dental supplies	23,124	1,436		—	21,688
Office occupancy expenses	17,493	1,092		120	16,281
Other operating expenses	13,480	135		215	13,130
General corporate expenses	7,095	—		—	7,095
Litigation expenses	(30,814)	(30,814	)(g)	—	—

EBITDA	57,216	31,131		5,125	20,960
Depreciation	5,458	317		28	5,113
Amortization	4,796	—		—	4,796

Earnings from operations	46,962	30,814		5,097	11,051
Interest expense, net	4,874	—		—	4,874

Earnings before income taxes	42,088	30,814		5,097	6,177
Income taxes	16,299				2,296

Consolidated earnings	25,789				3,881
Noncontrolling interest	291				291

Net earnings	25,498				3,590
Amortization of service agreements, net of tax	2,714				2,714

Cash net earnings (h)	$28,212				$6,304

Diluted net earnings per common share	$1.95				$0.27

Diluted cash net earnings per common share (h)	$2.15				$0.48

(e)	Includes expense reimbursement associated with (i) 25 dental facilities transferred on February 29, 2008 to PDG as part of litigation settlement and (ii) the PDG doctors who practiced temporarily in the six dental facilities retained by the Company.
(f)	The Company agreed to provide interim management services to PDG through September 30, 2008. Includes interim management fee revenue, expenses associated with providing such services, and salaries and benefits expense of management staff, including severance, who were terminated as a result of realigning the Company’s Minnesota-based management team.
(g)	Includes gain on disposal of assets of $30,763,000 and insurance proceeds of $1,002,000 for professional fees associated with the PDG litigation which were partially reimbursable pursuant to insurance coverage offset by professional fees and other expenses associated with the litigation of $951,000.
(h)	Cash net earnings and diluted cash net earnings per share are not measures of financial performance under GAAP. Cash net earnings excludes amortization expense related to service agreement intangible assets, net of tax. The Company incurs significant amortization expense related to its service agreements while many companies, both in the same industry and other industries, no longer amortize a significant portion of their intangible assets pursuant to Statement of Financial Accounting Standards No. 142 - Goodwill and Other Intangible Assets. The Company believes that cash net earnings and diluted cash net earnings per share are important financial measures for understanding its relative financial performance.

AMERICAN DENTAL PARTNERS, INC.

SUPPLEMENTAL OPERATING DATA

(in thousands, except per share amounts and selected statistical data)

(unaudited)

Change in consolidated statement of income

for the three and six months ended June 30, 2009 and 2008

	Three Months Ended June 30,			Six Months Ended June 30,
	Actual 2009	Pro Forma 2008	Change	Actual 2009	Pro Forma 2008	Change
Net revenue	$70,378	$70,032	0%	$139,763	$140,086	0%
Operating expenses
Salaries and benefits	29,183	30,038	-3%	58,749	60,932	-4%
Lab fees and dental supplies	10,321	11,008	-6%	20,614	21,688	-5%
Office occupancy expenses	8,542	8,191	4%	17,041	16,281	5%
Other operating expenses	6,422	6,717	-4%	13,000	13,130	-1%
General corporate expenses	3,332	3,465	-4%	6,692	7,095	-6%

EBITDA	12,578	10,613	19%	23,667	20,960	13%
Depreciation	2,700	2,605	4%	5,415	5,113	6%
Amortization	2,424	2,409	1%	4,849	4,796	1%

Earnings from operations	7,454	5,599	33%	13,403	11,051	21%
Interest expense, net	2,187	2,419	-10%	5,557	4,874	14%

Earnings before income taxes	5,267	3,180	66%	7,846	6,177	27%
Income taxes	2,091	1,211	73%	3,112	2,296	36%

Consolidated net earnings	3,176	1,969	61%	4,734	3,881	22%
Noncontrolling interest	164	151	9%	301	291	3%

Net earnings	3,012	1,818	66%	4,433	3,590	23%
Amortization of service agreements, net of tax	1,374	1,364	1%	2,748	2,714	1%

Cash net earnings (e)	$4,386	$3,182	38%	$7,181	$6,304	14%

Diluted net earnings per common share	$0.23	$0.14	64%	$0.34	$0.27	26%

Diluted cash net earnings per common share	$0.33	$0.24	38%	$0.55	$0.48	15%

AMERICAN DENTAL PARTNERS, INC.

SUPPLEMENTAL OPERATING DATA

(in thousands, except per share amounts and selected statistical data)

(unaudited)

Selected statistical data

	June 30, 2009	June 30, 2008
Number of dental facilities	242	242
Number of operatories (i)	2,131	2,097
Number of affiliated dentists (j)	538	544

(i)	An operatory is an area where dental care is performed and generally contains a dental chair, a hand piece delivery system and other essential equipment.
(j)	Includes full-time equivalent general or specialty dentists employed by or contracted with the affiliated practices, including Arizona’s Tooth Doctor for Kids.

Patient revenue and same market patient revenue growth (k)

	Three Months Ended			Six Months Ended
	June 30,		%	June 30,		%
	2009	2008	Change	2009	2008	Change
Patient revenue of affiliated practices:
Platform dental group practices affiliated with us in both periods of comparison	$106,814	$105,952	0.8%	$212,686	$212,812	-0.1%
Platform dental group practices that affiliated with us during periods of comparison	232	—	100.0%	1,119	514	117.7%

Total patient revenue	107,046	105,952	1.0%	213,805	213,326	0.2%
Patient revenue of Arizona’s Tooth Doctor for Kids	6,274	6,043	3.8%	12,398	12,164	1.9%

Patient revenue of platform dental group practices affiliated with us by means of service agreements	100,772	99,909	0.9%	201,407	201,162	0.1%
Amounts due to us under service agreements	63,415	63,032	0.6%	125,969	125,971	0.0%

Amounts retained by platform dental group practices affiliated with us by means of service agreements	$37,357	$36,877	1.3%	$75,438	$75,191	0.3%

(k)	Includes patient revenue of affiliated dental group practices which are not consolidated with the Company’s financial results and patient revenue of Arizona’s Tooth Doctor for Kids which is consolidated with the Company’s financial results.